Exhibit 10.5




                                    GUARANTY


          GUARANTY, dated as of November 3, 1994, by Medicon CI, Inc., a New York corporation (the "Guarantor"), in favor of WHITNEY SUBORDINATED DEBT FUND,
                       ---------
L.P., a Delaware limited partnership ("Whitney Debt Fund") and CHEMICAL VENTURE
                                       -----------------
CAPITAL ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP ("CVCA," and together with
                                                       ----
Whitney Debt Fund, their successors and the permitted assignees and transferees of their Notes, the "Purchasers") under the Subordinated Note and Stock Purchase
                     ----------
Agreement (as defined below).

          WHEREAS, pursuant to the Subordinated Note and Stock Purchase Agreement, dated as November 3, 1994, between Whitney Debt Fund, CVCA, MEDICON, INC., an Illinois corporation and the sole shareholder of the Guarantor (the "Company"), and certain other parties thereto (the "Purchase Agreement"), the
 -------                                            ------------------
Company, among other things, has agreed to issue and sell to the Purchasers its 10.101% Senior Subordinated Promissory Notes due November 3, 2001 (the "Notes"),
                                                                        -----
upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Purchasers have required, as a condition precedent to purchasing the Notes under the Purchase Agreement, that the Guarantor execute and deliver this Guaranty; and

          WHEREAS, in furtherance of the business purposes of the Guarantor, the Guarantor desires to irrevocably and unconditionally guaranty all of the obligations of the Company under the Purchase Agreement and the Notes.

          NOW, THEREFORE, based upon the foregoing, the Guarantor hereby agrees as follows:

          1.   Definitions.  Capitalized terms not otherwise defined in this
               -----------
Guaranty shall have the meanings ascribed to them in the Purchase Agreement. As used in this Guaranty, the following terms have the following meanings unless the context otherwise requires:

          "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended.
           ---------------

          "Fair Saleable Value" of assets of the Guarantor means the amount
           -------------------
which may be realized, as of the Guaranty Date, within a reasonable time, either through collection or sale of the assets of the Guarantor at their regular market value, understanding the latter as the amount that could be obtained from the property in question within such period by a capable and diligent business person from an interested buyer who is willing to purchase such property under ordinary selling conditions.

          "Guarantied Obligations" has the meaning ascribed to such term in
           ----------------------
Section 2.

          "Guaranty" means this Guaranty, as it may be amended, supplemented or
           --------
otherwise modified from time to time.

          "Guaranty Date" has the meaning ascribed to such term in Section 6.
           -------------

          "Senior Indebtedness" shall mean the principal of and interest on
           -------------------
(including without limitation any interest that accrues after the commencement of any case, proceeding or other legal action relating to the bankruptcy, insolvency or reorganization of the Company to the extent such interest constitutes an allowed claim) any Indebtedness for borrowed money of the Company that is permitted to be incurred by the Company under Sections 6(d)(ii) and (v) of the Notes, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the Company, unless the instrument creating or evidencing the same expressly provides that such Indebtedness is on a parity with or subordinated in right of payment to the Subordinated Indebtedness.

          "Subordinated Indebtedness" shall mean (i) the principal of and
           -------------------------
interest on the Notes issued pursuant to the Purchase Agreement; and (ii) any other obligations of the Company or the Guarantor arising out of or in connection with the Purchase Agreement, the Notes or the Guaranty.

          2.   Guaranty.  The Guarantor hereby irrevocably guaranties to each
               --------
Purchaser (i) the due and punctual payment in full (in immediately available funds) when due (whether at stated maturity, upon acceleration, demand or otherwise, including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, or any successor provision), of any and all sums, whether of principal, interest (including any interest payable subsequent to a default), fees, expenses, indemnities and other amounts (including all fees and disbursements of counsel to the Purchasers), payable by the Company pursuant to or arising under, out of or in connection with the Purchase Agreement and the Notes, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, and
(ii) the prompt and complete performance by the Company of all other terms and provisions of the Purchase Agreement and the Notes (the obligations to pay all such sums and perform all such terms and provisions are hereafter collectively referred to as the "Guarantied
                                                          ----------
Obligations").  The Guarantor acknowledges that there are no conditions whatso-
- -----------
ever to the effectiveness of this Guaranty.

          3.   Liability of the Guarantor.  The Guarantor agrees that its
               --------------------------
obligations hereunder are irrevocable, continuing, absolute, independent and unconditional and shall not be affected by any circumstance whatsoever (other than the indefeasible payment in full and the complete performance of the Guarantied Obligations) which may constitute a defense or a legal or equitable discharge (whether in whole or in part) of a guarantor or surety, whether foreseen or unforeseen and whether similar or dissimilar to any circumstance described in this Guaranty. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

               (a)  Guaranty of Payment.  This Guaranty is a guaranty of payment
                    -------------------
and performance, and not of collection only. The Guarantor waives any requirement that the Purchasers, as a condition of payment by the Guarantor,
(i) proceed against the Company, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security which may be received from the Company, any other guarantor of the Guarantied Obligations or any other Person, or (iii) pursue any other remedy whatsoever in the power of the Purchasers.

               (b)  Continuing Guaranty.  This Guaranty shall remain in full
                    -------------------
force and effect until all of the Guarantied Obligations have been completely performed and indefeasibly paid in full, notwithstanding that from time to time prior thereto the Company may be free from any of the Guarantied Obligations. The Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Guarantied Obligations that has not been completely performed or indefeasibly paid in full.

               (c)  Absolute and Unconditional Guaranty.  This Guaranty and the
                    -----------------------------------
obligations of the Guarantor hereunder are not subject to any reduction, limitation, impairment, discharge or termination for any reason (other than the complete performance and the indefeasible payment in full of the Guarantied Obligations), including, without limitation, the occurrence of any one or more of the following, whether or not the Guarantor shall have had notice or knowledge of any of them:

                      (i) any change in the manner, place or terms of payment (including the currency thereof) of any of the Guarantied Obligations;

                     (ii) any settlement, compromise, release or discharge of, or acceptance or refusal of any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto or any subordination of the payment of the Guarantied Obligations to the payment of any other obligations;

                    (iii) any rescission, waiver, extension, renewal, alteration, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to Events of Default) of the Guarantied Obligations or any agreement relating thereto, or any other guaranties or security for the Guarantied Obligations, in each case whether or not in accordance with the terms thereof;

                     (iv) the Guarantied Obligations, this Guaranty or any other agreement relating thereto at any time being found to be illegal, invalid or unenforceable in any respect or any provision of applicable law or regulation purporting to prohibit the payment by the Company of any of the Guarantied Obligations;

                      (v) any request or acceptance of other guaranties of the Guarantied Obligations or the taking and holding of any security for the payment of the Guarantied Obligations, this Guaranty, or any other guaranty of the Guarantied Obligations or any release, impairment, surrender, exchange, substitution, compromise, settlement, rescission or subordination thereof;

                     (vi) any failure to perfect or continue perfection of a security interest in any collateral which may at any time secure any of the Guarantied Obligations; or any enforcement and application of any security at any time held by the Purchasers in respect of this Guaranty or the Guarantied Obligations and any direction of the order or manner of sale thereof, or the exercise of any other right or remedy that the Purchasers may have with respect to any such security, as the Purchasers in their sole discretion may determine, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales;

                    (vii) any failure or omission to exercise, assert or enforce, or any agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising hereunder, under the Notes, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranties of or any security for the payment of the Guarantied Obligations;

                    (viii) any change in or reorganization of the corporate structure of the Company or any of its Subsidiaries or any dissolution, termina-tion, consolidation or merger or sale or other disposition, whether or not for fair consideration, of all or substantially all of the assets of any of the foregoing or any consent of the Purchasers thereto or to any restructuring of the Guarantied Obligations;

                      (ix) the election by the Purchasers in any proceeding instituted under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code; any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code; or the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Purchasers for repayment of the Guarantied Obligations; or

                       (x) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Guarantied Obligations.

               (d)  Waivers of Notices and Defenses.  The Guarantor hereby
                    -------------------------------
waives, for the benefit of the Purchasers:

                    (i) any defense arising by reason of the incapacity, lack of authority or any disability of the Company;

                   (ii) any notice of the creation, renewal, extension or accrual of any of the Guarantied Obligations and notice of or proof of reliance by the Purchasers upon this Guaranty or acceptance of this guaranty (the Guaran-tied Obligations and all dealings between the Company and the Guarantor, on the one hand, and the Purchasers, on the other hand, being conclusively deemed to have been created, incurred or conducted in reliance upon this guaranty);

                  (iii) any setoff or counterclaim, any demand for performance, notice of nonperformance, diligence, presentment, protest, notice of protest, notice of dishonor, notice of defaults or Events of Default under the Purchase Agreement, notice of any amendment, renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notice that any portion of the Guarantied Obligations is due, notice of any collection proceedings, and notice of any other fact which might increase the risk of the Guarantor;

                   (iv) any defense based upon any statute or rule of law that provides that the obligation of a surety cannot be larger in amount or in other respects more burdensome than that of the principal;

                    (v) any benefit of, or any right to participate in, or any notices of exchange, sale, surrender or other handling of, any security or collateral which may be given to the Purchasers to secure payment or performance of the Guarantied Obligations or any other liability of the Company to the Purchasers; and

                   (vi) to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by law which limit the liability of, or exonerate, guarantors or sureties, or which may conflict with the terms of this Guaranty, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, and usury.

          4.   Bankruptcy and Related Matters.
               ------------------------------

               (a)  No Proceedings Against the Company.  So long as any of the
                    ----------------------------------
Guarantied Obligations remain outstanding, the Guarantor shall not, without the prior written consent of the Purchasers, commence or join with any other Person in commencing any bankruptcy, liquidation, reorganization or insolvency proceedings of, or against, the Company.

               (b)  Guarantor Remains Obligated.  The obligations of the
                    ---------------------------
Guarantor hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshalling of assets, assignment for the benefit of creditors, composition with creditors, readjustment, liquidation or arrangement of the Company or similar proceedings or actions or by any defense which the Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts and obligations that constitute the Guarantied Obligations and would be owed by the Company but for the fact that they are unenforceable or not allowable due to the existence of any such proceeding or action.

               (c)  Stay of Acceleration.  The Guarantor agrees that, notwith-
                    --------------------
standing anything to the contrary herein, if, after the occurrence and during the continuance of an Event of Default, the Purchasers are prevented by applicable law from exercising their rights to accelerate the maturity of the Guarantied Obligations, to collect any of the Guarantied Obligations or to enforce or exercise any other right or remedy with respect to the Guarantied Obligations, the Guarantor shall pay to the Purchasers upon demand therefor the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Purchasers.

               (d)  Post-Petition Interest.  Pursuant to, and without limiting
                    ----------------------
the foregoing, the Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding or action referred to in Section 4(b) (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding or action, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings or actions had not been commenced) shall be included in the Guarantied Obligations, it being the intention of the Guarantor and the Purchasers that the Guarantied Obligations which are guarantied by the Guarantor pursuant to this Guaranty shall be determined without regard to any rule of law or order which may relieve the Company of any portion of such Guarantied Obligations. The Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Purchasers, or allow the claim of the Purchasers, for the benefit of the Purchasers, in respect of, any such interest accruing after the date on which such proceeding is commenced.

               (e)  Reinstatement of Guaranty.  Notwithstanding anything to the
                    -------------------------
contrary contained herein, in the event that all or any portion of the Guarantied Obligations are paid by the Company, the obligations of the Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, if all or any part of such payment(s) are rescinded or recovered, directly or indirectly, from the Purchasers as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

          5.  No Subrogation.  Notwithstanding any payment or payments made by
              --------------
the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Purchasers, the Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Company or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty, or the Notes, including, without limitation, any right of subrogation, reimbursement, exoner-ation, contribution or indemnification and any right to participate in any claim or remedy of the Purchasers against the Company or any other insider guarantor or any collateral security, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held by the Guarantor in trust for the Purchasers, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Purchasers in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Purchasers, if so requested by the Purchasers), to be applied against the Guarantied Obligations, whether matured or unmatured, in such order as the Purchasers may determine.

          6.   Limitation on Subsidiary Guaranty.  Notwithstanding Section 2 of
               ---------------------------------
this Guaranty, the liability of the Guarantor under this Guaranty shall not exceed the sum of ninety-five percent (95%) of the excess of (a) the aggregate Fair Saleable Value of the assets of such Guarantor as determined at the earlier of the commencement of a case under Title 11 of the Bankruptcy Code in which the Guarantor is a debtor and the date enforcement hereunder is sought (the "Guaranty Date") over (b) the amount of the debts of such Guarantor on the
 -------------
Guaranty Date.

          7.   Subordination of Other Obligations.  The Guarantor hereby agrees
               ----------------------------------
that any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Company to the Guarantor collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Purchasers and shall forthwith be paid over to the Purchasers to be credited and applied against the Guarantied Obligations without in any way affecting, impairing or limiting the liability of the Guarantor under this Guaranty.

          8.   Subordination of Guaranty.  Notwithstanding any other provision
               -------------------------
of this Guaranty, the Guaranty set forth herein is subordinate and junior in right of payment to all Senior Indebtedness to the extent and as provided in Arti- cle 8 of the Notes.

          9.   Representations and Warranties.  The Guarantor hereby represents
               ------------------------------
and warrants to the Purchasers as follows:

               9.1  Corporate Existence and Power. The Guarantor:  (a) is a
                    -----------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; (c) is duly qualified as a foreign corporation and licensed in each jurisdiction in which such qualification or license is required by law and is in good standing under the laws of each such jurisdiction; and
(d) has the corporate power and authority to execute, deliver and perform its obligations under this Guaranty.

               9.2  Corporate Authorization; No Contravention.  The execution,
                    -----------------------------------------
delivery and performance by the Guarantor of this Guaranty and the consummation of the transactions contemplated hereby: (a) has been duly authorized by all necessary corporate, and, if required, stockholder action and (b) does not contravene the terms of the Guarantor's certificate or articles of incorporation or by-laws, or any amendment of either thereof. The execution, delivery and performance by the Guarantor of the Guaranty does not and will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under any Contractual Obligation of the Guarantor, or any Requirement of Law applicable to the Guarantor.

               9.3  Governmental Authorization; Third Party Consents.  No
                    ------------------------------------------------
approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, any State Regulatory Law or Contractual Obligation of the Guarantor, and no lapse of a waiting period under a Requirement of Law or State Regulatory Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Guarantor of this Guaranty or the consummation of the transactions contemplated hereby.

               9.4  Binding Effect.  This Guaranty has been duly executed and
                    --------------
delivered by the Guarantor and constitutes the legal, valid and binding obliga-tion of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

               9.5  Not an Investment Company or Holding Company.  The Guarantor
                    --------------------------------------------
is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          10.  Financial Condition of the Company.  The Guarantor agrees that
               ----------------------------------
Purchasers shall have no obligation to disclose or discuss with the Guarantor their assessment, or the Guarantor's assessment, of the financial condition of the Company. The Guarantor represents and warrants that it has adequate means to obtain information from the Company on a continuing basis concerning the financial condition of the Company and the Company's ability to perform its obligations under the Purchase Agreement and the Notes, and the Guarantor covenants and agrees to keep informed of the financial condition of the Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. The Guarantor hereby waives and relinquishes any duty on the part of the Purchasers to disclose any matter, fact or thing relating to the busi-ness, operations or conditions of the Company, whether now known or hereafter known by the Purchasers.

          11.  Miscellaneous.
               -------------

               (a)  Notices.  All notices, demands and other communications
                    -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

               (i)  if to Whitney Debt Fund:

                    J. H. Whitney & Co.
                    177 Broad Street
                    Stamford, Connecticut 06901
                    Telecopier No.:  (203) 973-1422
                    Attention:  Jeffrey R. Jay, M.D.

               with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, New York 10019-6064
                    Telecopier No.:  (212) 757-3990
                    Attention:  Toby S. Myerson, Esq.


              (ii)  if to CVCA:

                    Chemical Venture Capital Associates,
                    A California Limited Partnership
                    c/o Chemical Venture Partners
                    270 Park Avenue
                    New York, New York  10017-2070
                    Telecopier No.:  (212) 270-2327
                    Attention:  Mitchell J. Blutt, M.D.
                                Damion E. Wicker, M.D.


                    with a copy to:

                    O'Sullivan Graev & Karabell
                    30 Rockefeller Plaza
                    41st Floor
                    New York, New York  10112
                    Telecopier No.:  (212) 408-2420
                    Attention:  John Suydam, Esq.


             (iii)  if to the Guarantor:

                    Medicon, Inc.
                    40 Skokie Boulevard
                    Northbrook, Illinois 60062-1618
                    Telecopier No.: (708) 559-6900
                    Attention:  Lawrence Rubinstein, Esq.


                    with a copy to:

                    Katten Muchin & Zavis
                    525 West Monroe Street
                    Suite 1600
                    Chicago, Illinois 60661-3693
                    Telecopier No.: (312) 902-1061
                    Attention:  Herbert S. Wander, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

               (b)  Successors and Assigns.  This Guaranty is a continuing
                    ----------------------
guaranty and shall be binding upon the Guarantor and its successors and permitted assigns. This Guaranty shall inure to the benefit of the Purchasers and their successors and assigns. The Purchasers may assign any of their rights under this Guaranty to any person. The Guarantor may not assign this Guaranty without the written consent of the Purchasers. No Persons other than the Purchasers and their successors and assigns are intended to be beneficiaries of this Guaranty.

               (c)  Determination, Requests or Consents.  All determinations,
                    -----------------------------------
requests, consents, waivers or amendments to be made by the Purchasers in their opinion or judgment, or with their approval or otherwise, pursuant to this Guaranty, shall be made by the Persons holding at least a majority of the aggregate principal amount of all Indebtedness of the Company issued pursuant to the Purchase Agreement and initially represented by this Note and other Notes issued pursuant to the Purchase Agreement.

               (d)  Amendment and Waiver.
                    --------------------

                    (i) No failure or delay on the part of the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Purchasers at law, in equity or otherwise.

                   (ii) Any amendment, supplement or modification of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Guarantor from the terms of any provision of this Guaranty, shall be effective (i) only if it is made or given in writing and signed by the Purchasers, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Guaranty, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

               (e)  Headings.  The headings in this Guaranty are for convenience
                    --------
of reference only and shall not limit or otherwise affect the meaning hereof.

               (f)  Governing Law.  This Guaranty shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State.

               (g)  Jurisdiction.  The Guarantor hereby irrevocably agrees that
                    ------------
any legal action or proceeding arising out of or relating to this Guaranty or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. The Guarantor hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 11(a), such service to become effective 10 days after such mailing.

               (h)  Severability.  If any one or more of the provisions
                    ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

               (i)  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Guaranty.

               (j)  Entire Agreement.  This Guaranty is intended by the parties
                    ----------------
to be a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Guaranty supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (k)  Certain Expenses.  The Guarantor agrees to pay, or cause to
                    ----------------
be paid, on demand, and to save the Purchasers harmless against liability for, any and all costs and expenses (including, without limitation, fees and disbursements of counsel and fees, costs and expenses incurred in connection with any bankruptcy proceeding) incurred or expended by the Purchasers in connection with the enforcement, amendment, modification or waiver of or preservation of any rights under this Guaranty and under any other Transaction Document and the collection of amounts payable hereunder and thereunder and obtaining advice of counsel in respect hereof or thereof, and until so paid, such fees, costs, disbursements and expenses shall be added to, and constitute, Guarantied Obligations.

               (l)  Further Assurances.  The Guarantor shall execute such
                    ------------------
documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Guaranty.


          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its officer hereunto duly authorized as of the date first above written.

                                Medicon CI, Inc.


                                By______________________________
                                   Name:
                                   Title:

               (k)  Certain Expenses.  The Guarantor agrees to pay, or cause to
                    ----------------
be paid, on demand, and to save the Purchasers harmless against liability for, any and all costs and expenses (including, without limitation, fees and disbursements of counsel and fees, costs and expenses incurred in connection with any bankruptcy proceeding) incurred or expended by the Purchasers in connection with the enforcement, amendment, modification or waiver of or preservation of any rights under this Guaranty and under any other Transaction Document and the collection of amounts payable hereunder and thereunder and obtaining advice of counsel in respect hereof or thereof, and until so paid, such fees, costs, disbursements and expenses shall be added to, and constitute, Guarantied Obligations.

               (l)  Further Assurances.  The Guarantor shall execute such
                    ------------------
documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Guaranty.


          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its officer hereunto duly authorized as of the date first above written.

                                          Medicon CI, Inc.


                                          By /s/ Lawrence Rubenstein
                                            ----------------------------
                                              Name:
                                              Title: